                                                                  Exhibit 99.1





                             JOINT FILING AGREEMENT

     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.


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             January 30, 2001                                                           *
--------------------------------                     --------------------------------------------------------------
                    Date                             Thomas O. Hicks


                                                     *By:     /s/ David W. Knickel
                                                           --------------------------------------------------------
                                                              David W. Knickel,
                                                              Attorney-in-Fact

                                                     HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                                                     By:      HM3/GP Partners, L.P., its general partner

                                                     By:      Hicks Muse GP Partners III, L.P., its general
                                                              partner

                                                     By:      Hicks Muse Fund III Incorporated, its general
                                                              partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary





                                   Page 99-1


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                                                     HM3/GP PARTNERS, L.P.

                                                     By:      Hicks Muse GP Partners III, L.P., its general
                                                              partner

                                                     By:      Hicks Muse Fund III Incorporated, its general
                                                              partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS MUSE GP PARTNERS III, L.P.

                                                     By:      Hicks Muse Fund III Incorporated, its general
                                                              partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS MUSE FUND III INCORPORATED



                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HM3 COINVESTORS, L.P.

                                                     By:      Hicks Muse GP Partners III, L.P., its general
                                                              partner

                                                     By:      Hicks Muse Fund III Incorporated, its general
                                                              partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary



                                   Page 99-2


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                                                     HMTF/VIASYSTEMS PARTNERS, L.P.

                                                     By:      HM3/GP Partners, L.P., its general partner

                                                     By:      Hicks Muse GP Partners III, L.P., its general
                                                              partner

                                                     By:      Hicks Muse Fund III Incorporated, its general
                                                              partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HMTF EQUITY FUND IV (1999), L.P.


                                                     By:      HM4/GP (1999) Partners, L.P., its general partner

                                                     By:      Hicks, Muse GP (1999) Partners IV, L.P., its
                                                              general partner

                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HMTF PRIVATE EQUITY FUND IV (1999), L.P.


                                                     By:      HM4/GP (1999) Partners, L.P., its general partner

                                                     By:      Hicks, Muse GP (1999) Partners IV, L.P., its
                                                              general partner

                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary



                                   Page 99-3


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                                                     HM4-EQ (1999) COINVESTORS, L.P.

                                                     By:      Hicks, Muse GP (1999) Partners IV, L.P., its
                                                              general partner

                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HM4-EN (1999) COINVESTORS, L.P.


                                                     By:      Hicks, Muse GP (1999) Partners IV, L.P., its
                                                              general partner

                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HM 1-FOF COINVESTORS, L.P.


                                                     By:      Hicks, Muse GP Partners L.A., L.P., its general
                                                              partner

                                                     By:      Hicks, Muse Latin America Fund I Incorporated, its
                                                              general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary



                                   Page 99-4


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                                                     HM4/GP (1999) PARTNERS, L.P.

                                                     By:      Hicks, Muse GP (1999) Partners IV, L.P., its
                                                              general partner

                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS, MUSE GP (1999) PARTNERS IV, L.P.


                                                     By:      Hicks, Muse (1999) Fund IV, LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS, MUSE (1999) FUND IV, LLC



                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS, MUSE PG-IV (1999), C.V.


                                                     By:      HM Equity Fund IV/GP (1999) Partners, C.V., its
                                                              general partner

                                                     By:      HM GP Partners IV Cayman LP, its general partner

                                                     By:      HM Fund IV Cayman LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary


                                   Page 99-5


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                                                     HM EQUITY FUND IV/GP (1999) PARTNERS, C.V.


                                                     By:      HM GP Partners IV Cayman LP, its general partner

                                                     By:      HM Fund IV Cayman LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HM GP PARTNERS IV CAYMAN LP


                                                     By:      HM Fund IV Cayman LLC, its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HM FUND IV CAYMAN LLC



                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS, MUSE & CO. PARTNERS, L.P.


                                                     By:      HM Partners Inc., its general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary



                                   Page 99-6



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                                                     HM PARTNERS INC.



                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary

                                                     HICKS, MUSE GP PARTNERS L.A., L.P.


                                                     By:      Hicks, Muse Latin America Fund I Incorporated, its
                                                              general partner


                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary



                                                     HICKS, MUSE LATIN AMERICA FUND I INCORPORATED



                                                     By:      /s/ David W. Knickel
                                                        -----------------------------------------------------------
                                                              David W. Knickel
                                                              Vice President, Treasurer and Secretary




                                   Page 99-7